CMG Mauldin core fund

Class A Shares: GEFAX

Class I Shares: GEFIX

CMG Tactical Bond Fund

Class A Shares: CHYAX

Class I Shares: CHYOX

CMG Tactical all asset strategy Fund

Class A Shares: CMGQX

Class I Shares: CMGHX

PROSPECTUS

July 30, 2021

1-866-CMG-9456

www.cmgmutualfunds.com

Advised by:

CMG Capital Management Group, Inc.

10 Valley Stream Parkway

Suite 202

Malvern, PA 19355

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
CMG Mauldin Core Fund	1
CMG Tactical Bond Fund	5
CMG Tactical All Asset Strategy Fund	10
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS	15
Investment Objective	15
Principal Investment Strategies	15
Principal Investment Risks	17
Temporary Investments	23
Portfolio Holdings Disclosure	24
Cybersecurity	24
MANAGEMENT	24
Investment Adviser	24
Investment Adviser Portfolio Managers	24
HOW TO PURCHASE SHARES	26
HOW TO REDEEM SHARES	30
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	32
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	32
DISTRIBUTION OF SHARES	33
Distributor	33
Distribution Fees	33
Additional Compensation to Financial Intermediaries	33
Householding	33
FINANCIAL HIGHLIGHTS	34

FUND SUMMARY: CMG Mauldin Core Fund

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 26 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.68%	0.68%
Acquired Fund Fees and Expenses(1)	0.15%	0.15%
Total Annual Fund Operating Expenses	2.13%	1.88%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Acquired Fund Fees and Expenses are the average indirect costs of investing in other investment companies (the “Underlying Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$779	$1,204	$1,653	$2,895
Class I	$191	$591	$1,016	$2,201

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 437% of the average value of its portfolio.

Principal Investment Strategies: The Fund invests across various asset classes and sectors of the US, foreign and emerging markets equity, fixed income and commodities markets. The Fund’s principal investment objective is capital appreciation. The Fund’s adviser, CMG Capital Management Group (the “Adviser”), executes the Fund’s investment strategy. The Adviser evaluates market data and information from various research providers to invest the Fund’s assets creating a flexible tactical asset allocation portfolio that shifts between various asset classes depending on fundamental macroeconomic and technical market conditions. The Adviser evaluates fundamental macroeconomic analysis such as (but not limited to) economic growth, unemployment, inflation as well as consideration of monetary or fiscal policy to identify securities with favorable prospects for capital appreciation. For value investing, the Adviser considers fundamental macroeconomic analysis to determine which asset classes are overvalued or undervalued and seeks to generate returns by capitalizing on temporary differences in relative prices of broad asset classes as well as regional and sector exposure. In pursuing momentum-based investing, the Adviser seeks to take advantage of trends in market prices. Momentum investing seeks to take advantage of upward trends or downwards trends in an asset class, region, sector, industry or security.

The Adviser seeks to achieve the Fund’s investment objective by investing in US, foreign and emerging markets equities of any capitalization during sustained equity market rallies and investing defensively in US Treasury securities and other fixed income securities during periods of weakness in equity markets. The Fund considers emerging market issuers to be those countries represented in the MSCI Emerging Markets Index. The Fund may also invest in commodities markets regardless of market conditions in seeking to deliver positive returns that are generally not correlated to those of equities

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and fixed income securities. The Fund may have commodities investment exposure to diversified commodities, metals, energy and agriculture. The fixed income securities in which the Fund invests are US government securities and investment grade and non-investment grade (“junk bonds”) US, foreign and emerging market corporate debt of any maturity. The Fund achieves its equity, fixed income and commodities market exposures principally through investing in exchange-traded funds (ETFs), open-end funds and closed-end funds (“Underlying Funds”). During periods of equity market weakness, the Fund may hold significant investments in US Treasury securities and money market funds. While the Fund will normally hold a mix of equity Underlying Funds, commodities Underlying Funds and fixed income Underlying Funds, it is possible that the Fund, from time to time, may solely invest in either equity or fixed income Underlying Funds.

To determine equity market strength and the allocation of the Fund’s assets between equities and fixed income, the Adviser analyzes and evaluates the research data and market reports of multiple research providers selected by the Adviser. These reports and data include tactical research that focuses on specific asset classes, sectors, investment styles and other market exposures. The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

•	Commodities Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Credit Risk: Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.
•	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
•	Foreign Emerging Market Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•	Foreign Exposure Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	High Yield (Junk) Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Large Company Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies.
•	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such
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event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return.
•	Stock Market Risk: Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Smaller and Mid Company Risk: Smaller and mid-sized companies may experience higher failure rates than do larger companies. Securities of smaller and mid-sized companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price.
•	Underlying Funds Risk: Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Each other investment company is subject to specific risks, depending on the nature of the fund. Closed-end funds and ETFs may trade at a discount to their net asset value. Closed-end fund and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	Value Investing Risk: The Adviser’s assessment of a security’s intrinsic value may never be fully recognized or realized by the market, and a security judged to be undervalued may actually be appropriately priced or its price may move in the wrong direction.

Performance: The bar chart and performance table below show the variability of the Fund’s Class A returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund’s inception compared with the performance of a broad-based securities market index. Returns for Class I shares, which are not presented, will vary from the returns for Class A shares due to class specific expenses. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. The performance bar chart and table for periods prior to March 11, 2017, reflect the Fund’s performance under its previous subadviser and previous principal investment strategies. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Class A Share Annual Total Return For Calendar Years Ended December 31

(Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.)

Best Quarter:	4th Quarter 2020	7.71%
Worst Quarter:	1st Quarter 2020	(8.38)%

The year-to-date return as of the most recent fiscal quarter, which ended June 30, 2021, was 5.64%.

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Performance Table

Average Annual Total Returns

(For period ended December 31, 2020)

	One Year	Five Years	Since Inception (5/15/13)
Class A Return before taxes	(0.53)%	1.99%	2.34%
Class A Return after taxes on distributions	(1.14)%	1.64%	2.00%
Class A Return after taxes on distributions and sale of Fund Shares	0.12%	1.47%	1.75%
Class I Return before taxes	5.77%	3.40%	3.36%
Morningstar Moderate Target Risk TR Index* (reflects no deduction for fees, expenses, or taxes)	12.82%	9.75%	7.50%
*	The Morningstar Moderate Target Risk TR Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually and is more appropriate for the Fund and its strategy.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”); after-tax returns are shown for Class I shares and after-tax returns for other classes will vary.

Investment Adviser: CMG Capital Management Group, Inc.

Investment Adviser Portfolio Manager: Stephen Blumenthal, Founder and Chief Executive Officer of CMG Capital Management Group, Inc., and John Mauldin, Chief Economist of CMG Capital Management Group, Inc., have each served the Fund as portfolio managers since March 2017. They are jointly and primarily responsible for executing the Fund’s investment strategy.

Purchase and Sale of Fund Shares: For Class A shares, the minimum initial investment is $5,000 for all accounts and the minimum subsequent investment is $1,000. For Class I shares, the minimum initial investment is $15,000 for all accounts and the minimum subsequent investment is $1,000. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CMG Tactical Bond Fund

Investment Objective: The Fund’s objective is to generate total returns over a complete market cycle through capital appreciation and income.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 26 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of the amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.40%	0.00%
Other Expenses	0.58%	0.58%
Acquired Fund Fees and Expenses(1)	0.23%	0.23%
Total Annual Fund Operating Expenses	2.16%	1.76%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$781	$1,212	$1,668	$2,925
Class I	$179	$554	$954	$2,073

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 989% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Fund invests (long or short) at least 80% of its assets in bond instruments (“80% investment policy”), directly or by investing in other mutual funds or exchange traded funds (“ETFs”) (collectively, “Underlying Funds”) which invest primarily in high yield bonds and other high yield fixed income securities. The Fund defines bond instruments to include: (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities (“MBS”), (vi) asset-backed securities (“ABS”), (vii) preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income options and (xi) other evidences of indebtedness. High yield fixed income securities are those that are rated below investment grade; i.e., rated lower than Baa3 or lower than BBB- by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”) respectively. The 80% investment policy can be changed without shareholder approval; however, shareholders would be given at least 60 days’ prior notice.

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The Fund’s investment adviser (the “Adviser”) adjusts the Fund’s portfolio to obtain maximum total return (income and price appreciation) in up trending high yield bond markets and focuses on capital preservation in down trending price environments, in seeking to achieve the Fund’s objective of generating total returns over a complete market cycle (full periods of rising and falling interest rates from a bull market to bear market and back again). The Adviser utilizes its proprietary risk management “Asset Allocation Program” in managing the Fund. In down trending price environments, the Fund can also invest in put and call options as a means to protect (hedge) the portfolio’s high yield bond exposure and/or move its high yield bond exposure temporarily to cash or short-term cash equivalents in an attempt to mitigate market declines as well as lower portfolio volatility.

The Fund invests in fixed income securities that are sometimes referred to as “high yield” or “junk” bonds. The Fund defines high yield bonds as those rated lower than Baa3 by Moody’s or lower than BBB- by S&P, or determined to be of similar quality by the Fund’s Adviser. Such securities are considered speculative investments that carry greater risk of default. Because high yield bonds have a historically high correlation to equity markets, in particular to small cap stocks, the Fund may be indirectly exposed to the same risks as the stock market in general.

The Fund may hold U.S. Government securities or cash equivalents for collateralization obligations, to pay redemption requests or while pending investment. The Fund may invest in a wide range of instruments, markets and asset classes, including but not limited to U.S. securities), Underlying Funds and derivative investments such as futures and options. Derivative investments may be used by the Adviser for hedging purposes or for speculative purposes. The Fund (or the Underlying Funds in which the Fund may invest) may sell securities short or leverage its assets through borrowings for investment purposes. The Fund invest a significant amount of its assets in a small number of Underlying Funds or a single Underlying Fund.

The Adviser may engage in frequent trading of the Fund’s portfolio in pursuing the Fund’s investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.
•	Derivatives Risk: The Fund may use derivatives (options) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.
•	ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Certain restrictions of the Investment Company Act of 1940 may limit the Fund’s assets that can be invested in any one ETF. This limit may prevent the Fund from allocating its investments in the manner the adviser considers optimal, or cause the adviser to select an investment other than that which the adviser considers optimal.
•	Fixed Income Risk: The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
•	High-Yield Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, are considered highly speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Market prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
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•	Leverage Risk: The use of leverage, such as borrowing money to purchase securities, will magnify the Fund’s gains or losses.
•	Liquidity Risk: The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities. Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.
•	Management Style Risk: The Adviser’s judgment about the potential appreciation of a particular security or currency in which the Fund invests or calls it writes may prove to be incorrect.
•	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities and derivatives held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund’s return. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Sector Risk: The Fund’s investments in a sector bear the risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.
•	Short Selling Risk: The Fund (and the Underlying Funds) may engage in short selling activities, which are more risky than “long” positions (purchases) because the cost of the replacement security or instrument is unknown.
•	Underlying Funds Risk: Underlying Funds in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to specific risks, depending on the nature of the fund. Closed-end funds and ETFs may trade at a discount to their net asset value. Closed-end fund and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. To the extent that the Fund invests a significant amount of its assets in a small number of Underlying Funds or just a single Underlying Fund, its performance will be materially affected by the performance of those Underlying Funds or Fund.
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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Class I Share Annual Total Return For Calendar Years Ended December 31

(Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.)

Best Quarter:	1st Quarter 2019	4.71%
Worst Quarter:	2nd Quarter 2020	(3.23)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2021, was 1.29%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2020)

	One Year	Five Years	Since Inception (10/6/2014)	Since Inception (5/29/2015)
Class I Return before taxes	1.43%	3.34%	2.19%	n/a
Class I Return after taxes on distributions	0.98%	2.38%	1.14%	n/a
Class I Return after taxes on distributions and sale of Fund Shares	0.84%	2.14%	1.20%	n/a
Class A Return before taxes	(4.81)%	1.69%	n/a	0.56%
Bloomberg Barclays US Corporate High Yield Index*	7.11%	8.59%	5.74%	6.01%
*	The Bloomberg Barclays U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”); after-tax returns are shown for Class I shares and after-tax returns for other classes will vary.

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Investment Adviser: CMG Capital Management Group, Inc. is the Fund’s investment adviser.

Investment Adviser Portfolio Manager: Stephen Blumenthal, Founder and Chief Executive Officer of CMG Capital Management Group Inc., has served the Fund as a portfolio manager since its inception.

Purchase and Sale of Fund Shares: For Class A Shares, the minimum initial investment to open an account is $5,000 and the minimum subsequent investment is $1,000. For Class I shares, the minimum initial investment to open an account is $15,000 and the minimum subsequent investment is $1,000. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CMG Tactical All Asset Strategy Fund

Investment Objective: The Fund’s investment objective is to generate capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 26 of the Fund’s Prospectus and in Purchases, Redemptions and Pricing of Shares on page X of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.81%	0.81%
Acquired Fund Fees and Expenses(1)	0.22%	0.22%
Total Annual Fund Operating Expenses	2.03%	1.78%

(1)    Acquired Fund Fees and Expenses are the average indirect costs of investing in other investment companies, i.e., mutual funds, closed-end funds and exchange traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$769	$1,175	$1,605	$2,798
Class I	$181	$560	$964	$2,095

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 709% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser (the “Adviser”) seeks to achieve the Fund’s investment objective principally through investing in exchange traded funds (“ETFs”), including inverse and leveraged ETFs, that invest in the following asset classes: (1) U.S., foreign and emerging market common stocks of any capitalization; (2) commodities and commodity-related sectors; (3) fixed income securities of any maturity including high yield (“junk”) bonds, U.S. Government bonds, inflation-protected bonds and bonds issued by foreign and emerging market issuers; and (4) alternative assets such as currencies, real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded.

The Adviser utilizes a model-driven investment process that evaluates a global universe of ETFs in determining the Fund’s portfolio. The Adviser’s model ranks each potential ETF investment option based on the price data of each ETF using proprietary relative strength and momentum indicators. ETFs with the highest rankings are selected for investment and periodically re-evaluated. The Adviser seeks to adjust allocations within the Fund’s portfolio to capitalize on opportunities across global equity, commodity and commodity related, fixed income and alternative asset markets. An ETF is sold by the adviser when it is no longer considered to be the highest rated fund by the Adviser’s model for that asset class. ETFs selected by the Adviser for investment may have different policies and restrictions than those of the Fund.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in ETFs:

•	Commodities Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers. In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond. There is additional risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security. A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.
•	Currency Risk: If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
•	Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.
•	ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Certain restrictions of the Investment Company Act of 1940 may limit the Fund’s assets that can be invested in any one ETF. This limit may prevent the Fund from allocating its investments in the manner the adviser considers optimal, or cause the adviser to select an investment other than that which the adviser considers optimal.
•	Fixed-Income Risk: When the Fund invests in fixed-income, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Defaults by fixed income issuers will also harm performance.
•	Foreign Emerging Market Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•	Foreign Exposure Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
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•	Foreign Investment Risk: The Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.
•	High Yield Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, are considered highly speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Market prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Inverse Risk: Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs tend to limit the Fund’s participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect. Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Leveraged ETF Risk: Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily because leveraged ETF typically use daily futures contracts to magnify the exposure to a particular index. It does not amplify the annual returns of an index; instead, it follows the daily changes. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
•	Management Style Risk: The Adviser’s judgments about the potential appreciation of a particular security in which the Fund invests may prove to be incorrect.
•	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•	Master-Limited Partnership (MLP) Risk: Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund. MLPs, typically, do not pay U.S. federal income tax at the partnership
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level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return.
•	Real Estate Investment Trust (REIT) Risk: Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
•	Small and Mid-Cap Company Risk: Stocks of small and mid -capitalization companies may be subject to more abrupt price movements than those of larger, more established companies and may be less liquid. Small and mid-sized companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.
•	Sector Risk: Sector risk is the possibility that investments within the same sector of the market (such as, but not necessarily including the financial sector, technology sector, energy sector or real estate sector) will decline in price due to sector specific market or economic developments. If the adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that those investments are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market segment. The sectors in which the Fund may be over-weighted will vary.
•	Stock Market Risk: Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Class I Share Annual Total Return For Calendar Years Ended December 31

(Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.)

Best Quarter:	4th Quarter 2020	10.59%
Worst Quarter:	1st Quarter 2020	(9.45)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2021, was 9.29%.

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Performance Table

Average Annual Total Returns

(For period ended December 31, 2020)

	One Year	Since Inception (04/29/16)
Class I Return before taxes	4.43%	2.33%
Class I Return after taxes on distributions	4.24%	1.76%
Class I Return after taxes on distributions and sale of Fund Shares	2.66%	1.55%
Class A Return before taxes	(1.96)%	0.79%
Morningstar Moderate Target Risk TR Index*	12.82%	9.67%
*	The Morningstar Moderate Target TR Risk Index is a rules-based index based on a well-established asset allocation from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”); after-tax returns are shown for Class I shares and after-tax returns for other classes will vary.

Investment Adviser: CMG Capital Management Group, Inc.

Investment Adviser Portfolio Managers: Stephen Blumenthal, Chief Executive Officer and founder of CMG Capital Management Group Inc., and Michael Hee, Head of Investment Research at CMG Capital Management Group Inc., have each served the Fund as co-portfolio managers since May 2016.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. For Class A shares, the minimum initial investment is $5,000) for all accounts and the minimum subsequent investment is $1,000. For Class I shares, the minimum initial investment is $15,000 for all accounts and the minimum subsequent investment is $1,000. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

Fund	Investment Objective
CMG Mauldin Core Fund (“Mauldin Core”)	The Fund seeks capital appreciation.
CMG Tactical Bond Fund (“Tactical Bond”)	The Fund’s objective is to generate total returns over a complete market cycle through capital appreciation and income.
CMG Tactical All Asset Strategy Fund (“Tactical All Asset Strategy”)	The Fund’s investment objective is to generate capital appreciation.

Each Fund’s investment objective and percent-of-assets investment policies are non-fundamental policies and may be changed by the Funds’ Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

CMG Mauldin Core Fund

Investment Objective

The Fund seeks capital appreciation. The Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund will invest across various asset classes and sectors of the US, foreign and emerging markets equity and fixed income markets. The Fund’s adviser, CMG Capital Management Group (the “Adviser”), executes the Fund’s investment strategy. The Adviser provides supervision and oversight to the operations, compliance and trading of the Fund. The Adviser evaluates market data and information from various research providers to invest the Fund’s assets in a combination of flexible asset allocation strategies.

The Adviser seeks to achieve the Fund’s investment objective by investing in US, foreign and emerging markets equities of any capitalization during sustained equity market rallies and investing defensively in US Treasury securities and other fixed income securities during periods of weakness in equity markets. The Fund considers emerging market issuers to be those countries represented in the MSCI Emerging Markets Index. The Fund may also invest in commodities markets regardless of market conditions in seeking to deliver positive returns that are generally not correlated to those of equities and fixed income securities. The Fund may have commodities investment exposure to diversified commodities, metals, energy and agriculture. The Fund may be limited with respect to investments in commodities by both sections 3(a) of the Investment Company Act of 1940 Act, as amended and the qualifying income test of sub-chapter M of the Internal Revenue Code.

To determine equity market strength and the allocation of the Fund’s assets between equities and fixed income, the Adviser analyzes and evaluates the research data and market reports of multiple research providers. These reports and data include tactical research that focuses on specific asset classes, sectors, investment styles and other market exposures.

The Adviser favors research driven, model-based strategies that are implemented following an objective, rules-based investment process. The thesis of the Fund’s investment strategy is that objective, rules-based investment strategies that employ a flexible mandate generally have low correlation to the broad markets. Similarly, because each of the research providers consider risk differently, their investment focuses are also likely to have low correlation to each other. As such, the Adviser believes that its tactical allocation methodology will produce a diversified low volatility portfolio that seeks long-term capital appreciation.

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CMG Tactical Bond Fund

Investment Objective

The Fund’s investment objective is to generate total returns over a complete market cycle through capital appreciation and income. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests in accordance with its 80% investment policy in bond instruments, directly or by investing in other mutual funds or exchange traded funds (“ETFs”) (collectively, “Underlying Funds”) which invest primarily in high yield bonds and other high yield debt securities that are rated below investment grade i.e., rated lower than Baa3 or lower than BBB- by Moody’s or S&P respectively. The Adviser adjusts the Fund’s portfolio to obtain maximum total return
(income and price appreciation) in up trending high yield bond markets and focuses on capital preservation in down trending price environments. The Adviser utilizes its proprietary risk management “Asset Allocation Program” in managing the Fund. In down trending price environments, the Fund can also invest in put and call options as a means to protect (hedge) the portfolio’s high yield bond exposure and/or move its high yield bond exposure temporarily to cash or short-term cash equivalents in an attempt to mitigate market declines as well as lower portfolio volatility.

The Adviser’s Asset Allocation Program identifies opportunities where the short-term and intermediate-term direction of high yield markets can be predicted with high probability. The model looks at daily data such as price, volume, yield spreads and default rates to generate buy, sell and hold signals. On buy signals, the Fund’s assets will be invested in a portfolio of high yield fixed income securities. On sell signals, the Fund will invest in put and call options as a means to protect (hedge) the portfolio’s high yield bond exposure and/or move its high yield bond exposure to cash or short-term cash equivalents in an attempt to mitigate market declines as well as lower portfolio volatility. Under the Asset Allocation Program the Fund trades infrequently, buying and selling the investments approximately eight times a year. With respect to the Fund’s investment objective, the Adviser considers a complete market cycle to be the period during which the market experiences full periods of rising and falling interest rates from a bull market to bear market and back again. The Adviser may engage in frequent trading of the Fund’s portfolio in pursuing the Fund’s investment objective.

CMG Tactical All Asset Strategy Fund

Investment Objective

The Fund’s investment objective is to generate capital appreciation. The Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund’s adviser seeks to achieve the Fund’s investment objective primarily through investing in exchange traded funds (“ETFs”), including inverse and leveraged ETFs, that invest in the following asset classes: (1) U.S., foreign and emerging market common stocks of any capitalization; (2) commodities and commodity-related sectors; (3) fixed income securities of any maturity including high yield (“junk”) bonds, U.S. Government bonds, inflation-protected bonds and bonds issued by foreign and emerging market issuers; and (4) alternative assets such as currencies, real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded.

The Fund’s adviser utilizes a model-driven investment process that evaluated a global universe of ETFs in determining the Fund’s portfolio. The adviser’s model ranks each potential ETF investment option based on the price data of each ETF using proprietary relative strength and momentum indicators. ETFs with the highest rankings are selected for investment and periodically re-evaluated. The adviser seeks to adjust allocations within the Fund’s portfolio to capitalize on opportunities across global equity, commodity and commodity related, and fixed income markets. The universe of ETFs evaluated for inclusion in the Fund’s portfolio is actively monitored. An ETF is sold by the adviser when it is no longer considered to be the highest rated fund by the adviser’s model for that asset class. ETFs selected by the adviser for investment may have different policies and restrictions than those of the Fund.

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The Adviser utilizes a tactical asset allocation strategy that adjusts allocations in the portfolio to anticipate changing opportunities in various asset classes including:

Domestic Equities	International Equities	Fixed Income	Other
Large Cap	International	Government Bonds	Commodities
Mid Cap	Emerging Market	Municipal Bonds	REITs
Small Cap	Country specific	Investment Grade Corporate	MLPs
Value		High Yield Bonds	Currencies
Growth		Emerging Market Bonds
Sector

The Adviser may engage in frequent trading of the Fund’s portfolio in pursuing the Fund’s investment objective.

Principal Investment Risks

Commodities Risk: (Tactical All Asset and Mauldin Core) Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk: (All Funds) There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers. In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond. There is additional risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security. A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.

Currency Risk: (Tactical All Asset only) Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Derivatives Risk: (Tactical Bond and Tactical All Asset) Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for investment or hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include futures and options on futures) may give rise to leverage risk, and can have a significant impact on the Fund’s exposure to securities markets values and interest rates. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

•	Futures Risk (Not applicable to Tactical Bond): The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures
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are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.
•	Options Risk: The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Exchange-Traded Funds Risk: (All Funds) ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. To the extent that the Fund invests a significant amount of its assets in a small number of Underlying Funds or just a single Underlying Fund, its performance will be materially affected by the performance of those Underlying Funds or Fund. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Certain restrictions of the Investment Company Act of 1940 may limit the Fund’s assets that can be invested in any one ETF. This limit may prevent the Fund from allocating its investments in the manner the adviser considers optimal, or cause the adviser to select an investment other than that which the adviser considers optimal. Additional risks of investing in ETFs are described below:

•	ETF Strategy Risk: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.
•	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
•	Tracking Risk: ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Fixed Income Risk: (All Funds) When the Fund invests in fixed income securities or other investment companies that invest primarily in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, some of the fixed income securities in which the Fund may invest are sometimes referred to as “high yield” or “junk” bonds. Such securities are considered speculative investments that carry greater risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

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Foreign Emerging Market Risk: (Tactical All Asset and Mauldin Core only) In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Foreign Exposure: (Tactical All Asset and Mauldin Core only) The Fund could be subject to greater risks because the Fund’s performance may depend on factors other than the performance of securities of U.S. issuers. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. dollars and U.S. issuers. The value of foreign currency denominated securities or foreign currency contracts is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments, including foreign currency denominated investments, may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues, whether denominated in U.S. dollars or foreign currencies, could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Foreign Investment Risk: (Tactical All Asset only) The Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history. As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries. In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity. Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity. The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Futures Risk: (Tactical All Asset only) The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

High-Yield Bond Risk: (All Funds) Lower-quality bonds, known as “high yield” or “junk” bonds, are considered highly speculative and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price. Like stock markets, investments in high yield fixed income securities can be volatile. In other words, the prices of securities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

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Inverse Risk: (Tactical All Asset) Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs tend to limit the Fund’s participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect. Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses.

Issuer-Specific Risk: (All Funds) The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Large Company Risk: (Mauldin Core only) Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leveraged ETF Risk: (Tactical All Asset Only) Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily because leveraged ETF typically use daily futures contracts to magnify the exposure to a particular index. It does not amplify the annual returns of an index; instead, it follows the daily changes. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Leverage Risk: (Tactical Bond only) Leverage, the speculative practice of borrowing to make additional investments, magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Because any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for the Fund, which can exceed the investment return from the borrowed Fund. To the extent the investment return derived from securities purchased with borrowed Fund exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed Fund is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Liquidity Risk: (Tactical Bond Only) The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities. For example, relatively few market makers characterize the secondary markets for high yield debt securities, and the trading volume for high yield debt securities is generally lower than that for higher-rated securities. Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value. If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Management Style Risk: (All Funds) The Adviser’s proprietary tactical asset allocation methodology and security selection methodology may produce incorrect judgments about the attractiveness, value, relative value and potential appreciation of a particular security in which the Fund invests or calls it writes and may not produce the desired results.

Market and Geopolitical Risk: (All Funds) The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may

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occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Master Limited Partnership Risk: (Tactical All Asset Only) Investments in master limited partnerships (“MLPs”) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Portfolio Turnover Risk: (All Funds) Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund’s net performance.

Real Estate Investment Trust Risk: (Tactical All Asset Only) Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

Sector Risk: (Tactical Bond and Tactical All Asset) Sector risk is the possibility that investments within the same sector of the market (such as, but not necessarily including the financial sector, technology sector, energy sector or real estate sector) will decline in price due to sector specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that those investments are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market segment. The sectors in which the Fund may be over-weighted will vary.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

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Short Selling Risk: (Tactical Bond Only) If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Smaller and Mid-Sized Company Risk: (Mauldin Core and Tactical All Asset Only) The Fund may invest in smaller- and mid-sized capitalization companies (that is, companies with market capitalizations of less than $10 billion). The earnings and prospects of smaller and mid-sized companies are more volatile than those of larger companies. Smaller and mid-sized companies also may experience higher failure rates than do larger companies. In addition, the securities of smaller and mid-sized companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, smaller and mid-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Stock Market Risk: (Tactical All Asset and Mauldin Core only) Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Underlying Funds Risk: (All Funds) Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Each other investment company is subject to specific risks, depending on the nature of the fund.

•	Mutual Fund Risk: Mutual funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.
•	Closed-End Fund Risk: Closed-end funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.
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•	ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Additional risks of investing in ETFs are described below:
o	ETF Strategy Risk: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.
o	ETF Inverse Risk: (Not applicable to Tactical Bond) Under certain circumstances, the Adviser may invest in ETFs known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%). Conversely, when the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis
(if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%).
o	ETF Leverage Risk: (Not applicable to Tactical Bond) ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. For example, if an ETF’s current benchmark is 200% of the S&P 500 Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index (e.g., if the S&P 500 Index goes up 10% then the leveraged ETF’s value should go up 20%; conversely, if the S&P 500 Index goes down 10% then the leveraged ETF’s value should go down 20%).
o	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
o	Tracking Risk: ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
•	Value Investing Risk: (Mauldin Core Only) The Adviser’s assessment of a security’s intrinsic value may never be fully recognized or realized by the market, and a security judged to be undervalued may actually be appropriately priced or its price may move in the wrong direction.

Temporary Investments:

To respond to adverse market, economic, political or other conditions, the Funds may invest 100% of its total net assets, without limitation, in high quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees. The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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Portfolio Holdings Disclosure: The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings are available in the Statement of Additional Information, which may be requested toll free by calling 1-866-CMG-9456.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: CMG Capital Management Group, Inc., located at 10 Valley Stream Parkway, Suite 202 Malvern, PA 19355, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser is responsible for selecting the Funds’ investment strategies according to each Fund’s investment objective, polices, and restrictions. The Adviser was established in 1992 and provides investment advice to individuals, corporations, pension and profit sharing plans, trusts, a private investment fund, and other organizations. As of April 30, 2021, the Adviser had approximately $182 million in regulatory assets under management on a discretionary basis and provides investment consulting services for $25 million in assets. In sum, the Adviser consults on investment management relationships consisting of $207 million in assets.

For the fiscal year ended April 30, 2021, the Adviser received annual advisory fees equivalent to 0.90% of the CMG Tactical Bond Fund’s average daily net assets. For the fiscal year ended April 30, 2021, the Adviser received annual advisory fees equivalent to 1.05% of the CMG Mauldin Core Fund’s average daily net assets. For the fiscal year ended April 30, 2021, the Adviser received annual advisory fees equivalent to 0.75% of the CMG Tactical All Asset Strategy Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees’ renewal of the advisory agreement between the Trust and Adviser with regard to CMG Mauldin Core Fund, CMG Tactical Bond Fund and CMG Tactical All Asset Strategy Fund is included in the Fund’s semi-annual report dated October 31, 2020.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee in the amount equal to 1.05%, 0.95%, and 0.75% respectively, of CMG Mauldin Core Fund, CMG Tactical Bond Fund and CMG Tactical All Asset Strategy Fund average daily net assets.

Investment Adviser Portfolio Managers: Stephen Blumenthal and John Mauldin are co-portfolio managers of the CMG Mauldin Core Fund. They are jointly and primarily responsible for executing the Fund’s investment strategy.
Mr. Blumenthal is the sole portfolio manager of the CMG Tactical Bond Fund. Mr. Blumenthal and Michael Hee are co-portfolio managers of the CMG Tactical All Asset Fund. They are jointly and primarily responsible for executing the Fund’s investment strategy.

John Mauldin joined CMG Capital Management Group, Inc. in 2018 and serves as Chief Economist of the Adviser and co-portfolio manager. Prior to joining CMG Capital Management Group, Inc., Mr. Mauldin co-founded Mauldin Economics, LLC, in 2012, a publisher of economic newsletters and host of industry conferences and events. Mr. Mauldin is a noted financial expert, a New York Times best-selling author, a pioneering online commentator and the publisher of one of the first publications to provide investors with free, unbiased investment information and guidance – “Thoughts from the Frontline.” Together with Mauldin Economics, Mr. Mauldin proudly hosts the Strategic Investment Conference, an annual gathering of some of the world’s most brilliant economists and analysts. Additionally, John’s books have appeared on the New York Times best-seller list four times and include Bull’s Eye Investing, Endgame, Code Red and Just One Thing.

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Stephen Blumenthal is the Chief Executive Officer and Founder of the Adviser and primarily responsible for the day-to-day management of each Fund. Since 1994, Mr. Blumenthal has been providing investment advisory services to private clients using similar investment strategies as the Fund’s. Mr. Blumenthal is the Portfolio Manager responsible for the day-to-day management of the Fund. Mr. Blumenthal began his investment career at Merrill Lynch Institutional in 1984, later moving to Merrill Lynch Retail. From 1989 to 1994 he was Vice President of Investments with Prudential Securities. CMG Capital Management Group, Inc. was established in 1992. Mr. Blumenthal holds a Bachelor’s Degree in Accounting from Penn State University. He is a former Chairman, President and Director of NAAIM, a national organization of Registered Investment Advisers and Hedge Fund Managers, representing more than $15 billion in combined member firm assets under management. He holds the FINRA Series 63 and Series 65.

Michael Hee, FSA, MAAA, joined CMG Capital Management Group, Inc. in 2009 where he is currently the Head of Due Diligence and Investment Research. His primary responsibilities are to develop CMG’s investment strategy offerings as well as all aspects of investment research. In this role, Mr. Hee monitors and evaluates CMG’s current strategies, creates proprietary investment strategies and performs due diligence on prospective managers and strategies. Mr. Hee has over 18 years of risk management experience in insurance, finance and business consulting. Prior to joining CMG, Mr. Hee worked as a consulting actuary providing financial risk management solutions for clients. Mr. Hee is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries. Mr. Hee graduated with a Master of Science degree in Mathematics from West Chester University of Pennsylvania. He also holds a Bachelor of Science degree in Mathematics with a concentration in Economics from the University of Delaware.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund
(or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

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The Funds and the Adviser may use independent pricing services to assist in calculating the value of the Funds’ securities. Because the Funds may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price its shares, the value of the Funds’ portfolios may change on days when you may not be able to buy or sell Fund shares. In computing its NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in one of the Funds’ portfolio occur before the Fund prices its shares, the securities will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Funds invest. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes two classes of shares offered by each Fund – Class A shares and Class I shares. The main differences between the share classes are minimum investment, sales charges and ongoing fees. Class A shares are subject to a sales charge and pay an annual fee of up to 0.40%, 0.25% and 0.25% for distribution expenses pursuant to a plan under Rule 12b-1 for Tactical Bond, Mauldin Core and Tactical All Asset Strategy. As of the date of this Prospectus, the Plans (as defined below under “Distribution of Shares”) have not been activated with respect to the Class I shares. The Class I shares for Mauldin Core, Tactical Bond, and Tactical All Asset Strategy do not pay such fees. However, Class A shares also have a lower minimum investment. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Both classes of shares in a Fund represent interest in the same portfolio of investments in the Fund. All share classes may not be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of each Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance(2)
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.
(2)	The dealer reallowance is the portion of the sales charge paid by the underwriter to the selling broker dealer.

Class I Shares: Class I shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Funds.

How to reduce your sales charge: You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

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Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with the shares of any other Class A shares of the Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of any Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	shares held indirectly through financial intermediaries other than your current purchase broker-dealer
(for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
•	shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; or
•	shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of one or more Funds, with a minimum of $50,000, during a 13-month period. At your written request, Class A Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Funds within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Funds at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Funds that you intend to do so in writing. The Funds must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers: The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Funds sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.
•	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Funds are part of an omnibus account. A minimum initial investment of $1 million in the Funds is required. The Distributor in its sole discretion may waive these minimum dollar requirements.
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The Funds do not waive sales charges for the reinvestment of proceeds from the sale of non-Fund shares where those shares were subject to a front-end sales charge (sometimes called an NAV transfer). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Sales Charge Exceptions: You will not pay initial sales charges on Class A shares purchased by reinvesting dividends and distributions.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses” Section of this Prospectus. You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Promotional Incentives on Dealer Commissions: The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributors discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address by either regular or overnight mail:

via Regular Mail:	or Overnight Mail:
CMG Mauldin Core Fund CMG Tactical Bond Fund CMG Tactical All Asset Strategy Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	CMG Mauldin Core Fund CMG Tactical Bond Fund CMG Tactical All Asset Strategy Fund c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number to the above address. Make all checks payable to “CMG Mauldin Core Fund” or “CMG Tactical Bond Fund” or “CMG Tactical All Asset Strategy Fund”. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-866-CMG-9456 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day Funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic fund transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Funds at 1-866-CMG-9456 for more information about the Funds’ Automatic Investment Plan.

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-866-CMG-9456 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Minimum and Additional Investment Amounts: The minimum initial investment to open an account is $5,000 for Class A shares and $15,000 for Class I shares for all account types. The minimum subsequent investment is $1,000 for each share class. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions. The Adviser may waive the Class I shares minimum account requirements if the Adviser believes that the aggregated accounts of a financial intermediary will meet the minimum initial investment requirement.

When Your Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the funds receive your application or request in good order. All requests received in good order by the Funds before the close of the NYSE (normally 4:00 PM Eastern Time) will be processed on that same day. Requests received after the close of the NYSE will be processed on the next business day (i.e. the next day on which the NYSE is open for business).

Good Order: When making a purchase request, make sure your request is in “Good Order”. “Good order” means your purchase includes:

•         the name of the Fund,

•         the dollar amount of shares to be purchased,

•         a completed purchase application corresponding to the type of account you are opening,

•         or a completed investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum), and

•         a check payable to “CMG Mauldin Core Fund”, or “CMG Tactical Bond Fund”, or “CMG Tactical All Asset Strategy Fund.”

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HOW TO REDEEM SHARES

The Funds typically expect that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and then from the sale of portfolio securities. These redemption payments will be used in regular and stressed market conditions.

Redeeming Shares: You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

via Regular Mail:	or Overnight Mail:
CMG Mauldin Core Fund CMG Tactical Bond Fund CMG Tactical All Asset Strategy Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	CMG Mauldin Core Fund CMG Tactical Bond Fund CMG Tactical All Asset Strategy Fund c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application. To redeem by telephone, call 1-866-CMG-9456. The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither a Fund, GFS, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire/Electronic Funds Transfer: If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-866-CMG-9456.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Funds’ assets). To the extent feasible, redemptions in kind will be paid with a pro rata allocation of the Fund’s portfolio. The securities will be chosen by the Funds and valued at the Funds’ net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

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When Redemptions are Sent: Once the Funds receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be processed until the check for your purchase has cleared.

Good Order: Your redemption request will be processed if it is in “Good Order”. To be in “Good Order”, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you wish to change the bank or brokerage account that you have designated on your account;

•         you request a redemption to be made payable to a person not on record with the Funds;

•	you request that a redemption be mailed to an address other than that on record with the Funds;
•	the proceeds of a requested redemption exceed $100,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Funds to obtain this form. Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $5,000 ($2,000 for retirement account), the Funds may notify you that, unless the account is brought up to the appropriate account minimum within 30 days of the notice, your account could be closed. This will not apply to any account balances that drop below the minimum due to a decline in NAV. After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. The Funds will not charge any redemption fee on involuntary redemptions.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.

Each of the CMG Mauldin Core Fund and the CMG Tactical All Asset Strategy Fund intend to distribute substantially all of its net investment income and net capital gain annually in December. CMG Tactical Bond Fund intends to distribute its net investment income monthly and its net capital gains annually in December. Both distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds’ shares. You should consult your own tax advisers to determine the tax consequences of owning the Funds’ shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds may harm all fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other potentially disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”;
•	Reject or limit specific purchase requests; and
•	Reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. Due to the subjective nature of judgments used in monitoring market timing, it is possible that market timing may occur.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

32

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.

If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act which allows the Funds to pay the Distributor an annual fee for distribution and shareholder servicing expenses of 0.40%, 0.25% and 0.25% of CMG Tactical Bond Fund, CMG Mauldin Core Fund and CMG Tactical All Asset Strategy Fund average daily net assets attributable to Class A shares, respectively. As of the date of this Prospectus, the Plans have not been activated with respect to the Class I shares. The Class I shares for CMG Tactical Bond Fund and CMG Tactical All Asset Strategy Fund do not pay such fees.

The Distributor and other entities are paid under the Plan pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates and the Adviser may each, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-866-CMG-9456 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

33

FINANCIAL HIGHLIGHTS

The financial highlights tables presented are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). The information for the April 30, 2019, April 30, 2020 and April 30, 2021 fiscal years have been derived from the financial statements audited by RSM US LLP, whose report, along with the Funds’ financial statements, are included in the Fund’s April 30, 2021 annual report, which is available upon request. The financial highlights for each of the years in the two-year period ended April 30, 2018 were audited by other auditors.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Mauldin Core Fund
	Class A
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018		April 30, 2017
Net Asset Value, Beginning of Year	$10.57	$10.92	$10.79	$10.40		$10.23

Increase (Decrease) From Operations:
Net investment income (loss)(a)	(0.05)	0.05	0.05	0.08		(0.13)
Net realized and unrealized gain (loss) on investments	1.75	(0.25)	0.12	0.45		0.38
Total from operations	1.70	(0.20)	0.17	0.53		0.25

Distributions to shareholders from:
Net investment income	—	(0.14)	—	(0.00	)(e)	—
Net realized gains	(0.30)	(0.01)	(0.04)	(0.14)		(0.08)
Total distributions	(0.30)	(0.15)	(0.04)	(0.14)		(0.08)

Net Asset Value, End of Year	$11.97	$10.57	$10.92	$10.79		$10.40

Total Return(b)	16.26%	(1.93)%	1.60%	5.06%		2.50%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$2,516	$2,559	$4,586	$4,649		$3,049
Ratio of expenses to average net assets(c)	1.98%	1.75%	1.66%	1.52%		3.40%
Ratio of net investment income (loss) to average net assets(c)(d)	(0.42)%	0.49%	0.48%	0.76%		(1.26)%
Portfolio turnover rate	437%	278%	324%	220%		248%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Amount is less than $0.005 per share.
34

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Mauldin Core Fund
	Class I
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	April 30, 2021		April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$10.62		$10.98	$10.82	$10.46	$10.26

Increase (Decrease) From Operations:
Net investment income (loss)(a)	(0.01)		0.08	0.08	0.04	(0.08)
Net realized and unrealized gain (loss) on investments	1.73		(0.25)	0.13	0.50	0.36
Total from operations	1.72		(0.17)	0.21	0.54	0.28

Distributions to shareholders from:
Net investment income	(0.00	)(e)	(0.18)	(0.01)	(0.04)	—
Net realized gains	(0.30)		(0.01)	(0.04)	(0.14)	(0.08)
Total distributions	(0.30)		(0.19)	(0.05)	(0.18)	(0.08)

Net Asset Value, End of Year	$12.04		$10.62	$10.98	$10.82	$10.46

Total Return(b)	16.40%		(1.69)%	1.93%	5.13%	2.78%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$29,964		$55,390	$65,567	$68,814	$7,669
Ratio of expenses to average net assets(c)	1.73%		1.51%	1.41%	1.33%	2.98%
Ratio of net investment income (loss) to average net assets(c)(d)	(0.09)%		0.69%	0.73%	0.37%	(0.81)%
Portfolio turnover rate	437%		278%	324%	220%	248%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Amount is less than $0.005 per share.
35

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical Bond Fund
	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$9.63	$9.82	$9.42	$9.75	$9.60

Increase (Decrease) From Operations:
Net investment income(a)	0.07	0.16	0.22	0.18	0.23
Net realized and unrealized gain (loss) on investments	0.17	(0.13)	0.37	(0.33)	0.12
Total from operations	0.24	0.03	0.59	(0.15)	0.35

Distributions to shareholders from:
Net investment income	(0.05)	(0.22)	(0.19)	(0.18)	(0.20)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.06)	(0.22)	(0.19)	(0.18)	(0.20)

Net Asset Value, End of Year	$9.81	$9.63	$9.82	$9.42	$9.75

Total Return(b)	2.52%	0.27%	6.31%	(1.57)%	3.73%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$60	$1,999	$548	$557	$1,042
Ratio of expenses to average net assets(c)	1.93%	1.79%	1.74%	1.78%	1.82%
Ratio of net investment income to average net assets(c)(d)	0.72%	1.69%	2.26%	1.91%	2.38%
Portfolio turnover rate	989%	959%	433%	886%	12.68

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
36

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical Bond Fund
	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$9.60	$9.78	$9.42	$9.75	$9.62

Increase (Decrease) From Operations:
Net investment income(a)	0.09	0.24	0.27	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.19	(0.17)	0.35	(0.33)	0.14
Total from operations	0.28	0.07	0.62	(0.11)	0.39

Distributions to shareholders from:
Net investment income	(0.10)	(0.25)	(0.26)	(0.22)	(0.26)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.11)	(0.25)	(0.26)	(0.22)	(0.26)

Net Asset Value, End of Year	$9.77	$9.60	$9.78	$9.42	$9.75

Total Return(b)	2.90%	0.73%	6.68%	(1.18)%	4.13%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$7,717	$35,643	$36,937	$12,197	$18,120
Ratio of expenses to average net assets(c)	1.53%	1.38%	1.32%	1.35%	1.47%
Ratio of net investment income to average net assets(c)(d)	0.86%	2.51%	2.87%	2.25%	2.61%
Portfolio turnover rate	989%	959%	433%	886%	1,268%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
37

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	CMG Tactical All Asset Strategy Fund
	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017*
Net Asset Value, Beginning of Period	$9.22	$10.06	$10.19	$10.32	$10.00

Increase (Decrease) From Operations:
Net investment income (loss)(a)	(0.02)	0.12	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investments	2.29	(0.96)	(0.20)	0.26	0.37
Total from operations	2.27	(0.84)	(0.13)	0.28	0.40

Distributions to shareholders from:
Net investment income	—	—	—	(0.06)	(0.03)
Net realized gains	—	—	—	(0.35)	(0.05)
Total distributions	—	—	—	(0.41)	(0.08)

Net Asset Value, End of Period	$11.49	$9.22	$10.06	$10.19	$10.32

Total Return(b)	24.62%	(8.35)%	(1.28)%	2.61%	4.00	%(f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$71	$190	$3,033	$18,338	$38,741
Ratio of expenses to average net assets(c)	1.81%	1.39%	1.43%	1.30%	1.53	%(e)
Ratio of net investment income (loss) to average net assets(c)(d)	(0.24)%	1.25%	0.72%	0.22%	0.32	%(e)
Portfolio turnover rate	709%	563%	400%	627%	451	%(f)

*	Commencement of Operations on May 2, 2016.
(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
38

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	CMG Tactical All Asset Strategy Fund
	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017*
Net Asset Value, Beginning of Period	$9.20	$10.11	$10.20	$10.34	$10.00

Increase (Decrease) From Operations:
Net investment income(a)	— (g)	0.12	0.10	0.04	0.06
Net realized and unrealized gain (loss) on investments	2.28	(0.92)	(0.19)	0.25	0.37
Total from operations	2.28	(0.80)	(0.09)	0.29	0.43

Distributions to shareholders from:
Net investment income	(0.06)	(0.11)	—	(0.08)	(0.04)
Net realized gains	—	—	—	(0.35)	(0.05)
Total distributions	(0.06)	(0.11)	—	(0.43)	(0.09)

Net Asset Value, End of Period	$11.42	$9.20	$10.11	$10.20	$10.34

Total Return(b)	24.79%	(8.02)%	(0.88)%	2.68%	4.29	%(f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,493	$6,965	$29,962	$13,354	$5,956
Ratio of expenses to average net assets(c)	1.56%	1.25%	1.06%	1.21%	1.28	%(e)
Ratio of net investment income to average net assets(c)(d)	0.04%	1.25%	1.04%	0.34%	0.58	%(e)
Portfolio turnover rate	709%	563%	400%	627%	451	%(f)

*	Commencement of Operations on May 2, 2016.
(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	Amount is less than $0.005 per share.
39

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300
40

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

41

CMG MAULDIN CORE FUND

CMG TACTICAL BOND FUND

CMG TACTICAL ALL ASSET STRATEGY FUND

Adviser	CMG Capital Management Group, Inc. 10 Valley Stream Parkway, Suite 202 Malvern, Pennsylvania 19355
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Independent Registered Public Accounting Firm	RSM US LLP 555 17th Street, Suite 1200 Denver, Colorado 80202
Transfer Agent	Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45263

Additional information about the Funds, including the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings, is included in the Funds’ Statement of Additional Information dated July 30, 2021, (the ”SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust’s policies and management. Additional information about each Fund’s investment is also available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Funds, or to make shareholder inquires about the Funds, please call 1-866-CMG-9456 or visit the Funds’ website at www.cmgmutualfunds.com. You may also write to:

CMG Mauldin Core Fund

CMG Tactical Bond Fund

CMG Tactical All Asset Strategy Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

or over night

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov

Investment Company Act File # 811-21720